[CONFORMED COPY]




                        PROXY AGREEMENT


         PROXY AGREEMENT, dated as of January 7, 1994, among
VIACOM INC., a Delaware corporation ("Viacom"), and each other person and entity listed on the signature pages hereof (each, a "Stockholder").

         WHEREAS, as of the date hereof each Stockholder owns (either beneficially or of record) the number of shares of common stock, par value $0.10 per share ("Blockbuster Common Stock"), of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), set forth opposite such Stockholder's name on Exhibit A hereto (all such shares owned by the Stockholders and any shares hereafter acquired by the Stockholders prior to the termination of this Agreement being referred to herein as the "Shares");

         WHEREAS, Viacom and Blockbuster propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time, the "Merger Agreement"), which provides, upon the terms and subject to the conditions thereof, for the merger of Blockbuster with and into Viacom (the "Merger"); and

         WHEREAS, as a condition to the willingness of Viacom to enter into the Merger Agreement, Viacom has requested that each Stockholder agree, and, in order to induce Viacom to enter into the Merger Agreement, each Stockholder has agreed, severally and not jointly, to grant Viacom proxies to vote such Stockholder's Shares;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement, the parties hereto agree as follows:


                           ARTICLE I

               REPRESENTATIONS AND WARRANTIES OF
                        THE STOCKHOLDERS

         Each Stockholder, severally and not jointly, hereby represents and warrants to Viacom as follows:

         SECTION 1.01.  Due Organization, etc.  Such
Stockholder (if it is a corporation, partnership or other legal entity) is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization. Such Stockholder has full power and authority (corporate or otherwise) to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of such Stockholder. This Agreement has been duly executed and delivered by or on behalf of such Stockholder and, assuming its due authorization, execution and delivery by Viacom, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 1.02.  Title to Shares.  Such Stockholder is
the record or beneficial owner of its Shares free and clear of any proxy or voting restriction other than pursuant to this Agreement.


                           ARTICLE II

                 TRANSFER AND VOTING OF SHARES

         SECTION 2.01. Transfer of Shares. During the Proxy Term (as defined below), and except as otherwise provided herein, each Stockholder shall not (a) sell, pledge (other than Permitted Liens (as defined below)) or otherwise dispose of any of its Shares, (b) deposit its Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or grant any proxy with respect thereto or
(c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any Blockbuster Common Stock. Exercise of rights or remedies pursuant to bona fide pledges of Shares to banks or other financial institutions ("Permitted Liens") are not restricted by this Agreement.

         SECTION 2.02.  Voting of Shares; Further Assurances.
(a) Each Stockholder, by this Agreement, with respect to those Shares that it owns of record, does hereby constitute and appoint Viacom, or any nominee of Viacom, with full power of substitution, during and for the Proxy Term, as its true and lawful attorney and proxy, for and in its name, place and stead, to vote each of such Shares as its proxy, at every annual, special or adjourned meeting of the stockholders of Blockbuster (including the right to sign its name (as stockholder) to any consent, certificate or other document relating to Blockbuster that the law of the State of Delaware may permit or require) (i) in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between Blockbuster and any person or entity (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Blockbuster under the Merger Agreement or which could result in any of the conditions to Blockbuster's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other matter relating to consummation of the transactions contemplated by the Merger Agreement. Each Stockholder further agrees to cause the Shares owned by it beneficially to be voted in accordance with the foregoing.

         (b) For the purposes of this Agreement, "Proxy Term" shall mean the period from the execution of this Agreement until the termination of the Merger Agreement, and following termination of the Merger Agreement (other than a termination pursuant to Section 8.01(c) thereof), during such time as a Competing Transaction (as defined in the Merger Agreement) exists with respect to Blockbuster; provided that in no event shall the Proxy Term extend beyond the close of business on the 120th day following termination of the Merger Agreement.

         (c) Each Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in Viacom the power to carry out the provisions of this Agreement.


                          ARTICLE III

                       GENERAL PROVISIONS

         SECTION 3.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 3.02. Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

         SECTION 3.03.  Assignment.  This Agreement shall not
be assigned by operation of law or otherwise.

         SECTION 3.04. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 3.05. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 3.06. Governing Law. Except to the extent that Delaware Law is mandatorily applicable to the rights of the stockholders of Blockbuster, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within that state.

         SECTION 3.07. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  VIACOM INC.


                                  By   /s/ Sumner M. Redstone
                                    Name:  Sumner M. Redstone
                                    Title: Chairman of the
                                           Board


                                  PHILIPS ELECTRONICS N.V.


                                  By   /s/ D.G. Eustace
                                    Name:  D.G. Eustace
                                    Title: Executive Vice
                                           President

                                  Groenewoudseweg 1
                                  5621 BA
                                  Eindhoven, The Netherlands



                                  WESTBURY (BERMUDA) LTD.


                                  By   /s/ James Watt
                                    Name:  James Watt
                                    Title: Vice President

                                  Victoria Hall
                                  11 Victoria Street
                                  P.O. Box HM 1065
                                  Hamilton HM EX
                                  Bermuda

                                   /s/ John J. Melk
                                       John J. Melk
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Donald F. Flynn
                                       Donald F. Flynn
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ George D. Johnston, Jr.
                                       George D. Johnston, Jr.
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Scott A. Beck
                                       Scott A. Beck
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Harris W. Hudson
                                       Harris W. Hudson
                                  529 Bontana Avenue
                                  Fort Lauderdale, FL 33301

                                   /s/ Bonnie J. Hudson
                                       Bonnie J. Hudson
                                  529 Bontana Avenue
                                  Fort Lauderdale, FL 33301



                                   /s/ Peter Huizenga
                                       Peter Huizenga
                                       Trustee, Peter H.
                                       Huizenga Sr.
                                       Testamentary Trust
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Peter Huizenga
                                       Peter Huizenga
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Peter Huizenga
                                       Peter Huizenga
                                       Trustee, Elizabeth I.
                                       Huizenga Trust
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Peter Huizenga
                                       Peter Huizenga
                                       Trustee, Betsy
                                       Huizenga Trust
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301

                                   /s/ Peter Huizenga
                                       Peter Huizenga
                                       Trustee, Greta
                                       Huizenga Trust
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Heidi Huizenga
                                       Heidi Huizenga
                                       Trustee, Peter
                                       Huizenga Jr. Trust
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Heidi Huizenga
                                       Heidi Huizenga
                                       Trustee, Timothy
                                       Huizenga Trust
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301



                                   /s/ Dean Buntrock
                                       Dean Buntrock
                                c/o Blockbuster Entertainment
                                      Corporation
                                    One Blockbuster Plaza
                                    Fort Lauderdale, FL 33301

                           EXHIBIT A

                      List of Stockholders


                                      Number of Shares of
                                Blockbuster Common Stock Owned
     Name of Stockholder          Beneficially and of Record


Philips Electronics N.V.                  17,245,211

Westbury (Bermuda) Ltd.                    1,400,000

John J. Melk                               4,771,969

Donald F. Flynn                            4,398,119

George D. Johnston, Jr.                    2,827,465

Scott A. Beck                              3,290,819

Harris W. Hudson and
  Bonnie J. Hudson                           600,000

Peter Huizenga, as trustee
  for Peter H. Huizenga
  Sr. Testamentary Trust                   1,761,296

Peter Huizenga                               421,430

Peter Huizenga, as trustee
  for Elizabeth I.
  Huizenga Trust                              50,000

Peter Huizenga, as trustee
  for Betsy Huizenga
  Trust                                       20,800

Peter Huizenga, as trustee
  for Greta Huizenga
  Trust                                       20,800

Heidi Huizenga, as trustee
  for Peter Huizenga
  Jr. Trust                                   20,800

Heidi Huizenga, as trustee
  for Timothy Huizenga
  Trust                                       20,800

Dean Buntrock                              4,000,000